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                                                                 Exhibit 10.32.6

                               FIFTH AMENDMENT TO

                               TERM LOAN AGREEMENT

                  THIS FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this "Fifth Amendment") is made and entered into as of March 20, 1998, by and between GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Borrower"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

         WHEREAS, the Borrower and the Bank entered into a Term Loan Agreement dated as of December 15, 1995, as amended by the First Amendment to Term Loan Agreement dated as of March 29, 1996, the Second Amendment to Term Loan Agreement dated as of October 1, 1996, the Third Amendment to Term Loan Agreement dated as of February 21, 1997, and the Fourth Amendment to Term Loan Agreement dated as of June 17, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrower on the terms set forth therein;

         WHEREAS, the Bank and the Borrower have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

         2. Amendment to Section 7.2(a) of the Credit Agreement. Section 7.2(a) of the Credit Agreement is hereby amended by deleting the amount "$5,300,000" which appears in clause (ix) of Section 7.2(a) and substituting in place thereof the new amount "$7,250,000".

         3. Amendment to Section 7.2(d) of the Credit Agreement. Section 7.2(d) of the Credit Agreement is hereby deleted in its entirety and substituting in place thereof the following:

                           "(d) the Borrower will not make, and will not permit
                  its Subsidiaries to make any distributions on or in respect of its capital of any nature whatsoever, other than (i) dividends payable solely in the

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                  shares of common stock or distributions by any Subsidiary
                  of the Borrower to such Subsidiary's shareholders and (ii) in the case of the Borrower, any penalty or redemption payments due to the purchasers of the Borrower's Series A Convertible Preferrred Stock, in an aggregate amount not to exceed $2,000,000 during the term of this Agreement; provided, however, that no Default or Event of Default will exist or be continuing at the time of such payments or after making such payments and the Borrower shall have delivered to the Bank a compliance certificate evidencing pro forma calculations with respect thereto;"

         4. Amendment to Section 7.2(e) of the Credit Agreement.

         Section 7.2(e) of the Credit Agreement is hereby amended by inserting immediately after the phrase "Sale-Leaseback transaction" the following:

                           ", except for those sale-leaseback transactions
                  associated with certain Indebtedness described in clause (ix) of Section 7.2(a) herein."

         5.       Ratification, etc.

         Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fifth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Fifth Amendment. By executing this Fifth Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Fifth Amendment.

         6.       GOVERNING LAW.

         THIS FIFTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

         7. Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.




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         8. Effectiveness. This Fifth Amendment shall become effective upon its execution and delivery by the Borrower, the Guarantor and the Bank; provided, however, the amendment set forth in Section 4 hereof shall be deemed to have been effective as of December 30, 1996.

         9. Entire Agreement. THE TERM LOAN AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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         IN WITNESS WHEREOF, the undersigned have duly executed this Fifth
Amendment under seal as of the date first set forth above.

                        THE BORROWER:

                        GENZYME TRANSGENICS
                        CORPORATION

                        By:  /s/ John B. Green
                        ----------------------
                        Name:  John B. Green
                        Title:  Vice President

                        Address of the Borrower:

                        One Mountain Road
                        Framingham, MA  01701
                        Tel:  (508) 872-8400
                        Fax:  (508) 872-0827

                        THE BANK:

                        BANKBOSTON, N.A. (formerly
                        known as The First National
                        Bank of Boston)

                        By:   /s/ Walter J. Marullo
                        ---------------------------
                        Name:  Walter J. Marullo
                        Title:  Vice President

                        Address:

                        100 Federal Street
                        Boston, MA 02110
                        Tel:   617-434-2308
                        Fax:  617-434-0819




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ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION

By:   /s/ Evan M. Lebson
------------------------
     Name:
     Title:  Vice President, Treasurer